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                                                                    EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 1998 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-37817 and 333-37819.



                                                ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
    March 27, 1998